                                                                    Exhibit 99.1

                                PROXYMED, INC.
                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                MARCH 31, 2001

                                                                       MDP                      Pro Forma Adjustments    Pro Forma
                                                                                                ---------------------
                                              ProxyMed, Inc. (a)  Corporation (b)    Total        #     Dr. (Cr.)        Combined
                    ASSETS                    ------------------ ---------------- ------------- --------------------- --------------
         ---------------------------
Current assets:
   Cash and cash equivalents                    $   4,447,000      $    484,000   $  4,931,000    (1)    (484,000)    $   1,447,000
                                                                                                  (2)  (3,000,000)
   Investments                                      3,000,000                 -      3,000,000                            3,000,000
   Accounts receivable, net                         4,606,000           670,000      5,276,000                            5,276,000
   Other receivables                                  169,100                 -        169,100                              169,100
   Inventory                                        2,763,900            53,500      2,817,400                            2,817,400
   Other current assets                               736,900            31,500        768,400    (1)      (5,300)          763,100
                                                -------------      ------------   ------------                        -------------
        Total current assets                       15,722,900         1,239,000     16,961,900                           13,472,600
Property and equipment, net                         3,811,100           268,600      4,079,700    (1)     (25,500)        3,976,000
                                                                                                  (2)     (78,200)
Goodwill, net                                       1,472,500                 -      1,472,500    (2)   9,595,100        11,067,600
Purchased technology, capitalized software
   and other intangibles, net                       2,872,800                 -      2,872,800                            2,872,800
Other assets                                           55,900            22,800         78,700    (1)     (18,900)           59,800
                                                -------------      ------------   ------------                        -------------

        Total assets                            $  23,935,200      $  1,530,400   $ 25,465,600                        $  31,448,800
                                                =============      ============   ============                        =============

     LIABILITIES AND STOCKHOLDERS' EQUITY
     ------------------------------------
Current liabilities:
   Note payable                                 $           -      $          -   $          -    (2)  (7,000,000)    $   7,000,000
   Current portion of long-term debt                        -            23,400         23,400                               23,400
   Accounts payable and accrued expenses            3,855,500           272,900      4,128,400    (1)      27,100         4,151,300
                                                                                                  (2)     (50,000)
   Deferred revenue and other current
    liabilities                                       666,100           167,600        833,700                              833,700
                                                -------------      ------------   ------------                        -------------
        Total current liabilities                   4,521,600           463,900      4,985,500                           12,008,400

Long-term debt, less current portion                        -           221,100        221,100    (1)     194,300            26,800
Long-term deferred revenue and other
   long-term liabilities                              509,000                 -        509,000                              509,000
                                                -------------      ------------   ------------                        -------------

        Total liabilities                           5,030,600           685,000      5,715,600                           12,544,200
                                                -------------      ------------   ------------                        -------------

Stockholders' equity:
   Preferred stock                                      2,500                 -          2,500                                2,500
   Common stock                                        21,000                 -         21,000                               21,000
   Additional paid-in capital                     113,209,600           819,200    114,028,800    (1)     819,200       113,209,600
   Retained earnings (deficit)                    (93,892,600)           26,200    (93,866,400)   (1)      26,200       (93,892,600)
   Note receivable from stockholder                  (435,900)                -       (435,900)                            (435,900)
                                                -------------      ------------   ------------                        -------------
        Total stockholders' equity                 18,904,600           845,400     19,750,000                           18,904,600
                                                -------------      ------------   ------------                        -------------

        Total liabilities and stockholders'
         equity                                 $  23,935,200      $  1,530,400   $ 25,465,600                        $  31,448,800
                                                =============      ============   ============                        =============

(1) To eliminate certain assets, liabilities and equity accounts of MDP not acquired by ProxyMed.
(2) To record the acquisition MDP by ProxyMed including allocation of purchase price to long-lived assets and concurrent recording of goodwill.


(a) This column is derived from the unaudited consolidated financial statements of ProxyMed, Inc. as of March 31, 2001.
(b) This column is derived from the unaudited financial statements of MDP Corporation as of March 31, 2001. Amounts have been rounded to the nearest $100.